QuickLinks -- Click here to rapidly navigate through this document

Exhibit 25.2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)    ☐

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 9th Floor Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Beverly A. Freeney
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2893
(Name, address and telephone number of agent for service)

JOHN DEERE CAPITAL CORPORATION
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-2386361 (I.R.S. Employer Identification No.)
1 East First Streeet Suite 600 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

SUBORDINATED DEBT SECURITIES
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
	a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.
	b)	Whether it is authorized to exercise corporate trust powers. Yes
Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None
Items 3-15
Not applicable because, to the best of Trustee's knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.
Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
        1.
        A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

        2.
        A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

        3.
        A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

        4.
        A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

        5.
        Not applicable.

        6.
        The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

        7.
        Report of Condition of the Trustee as of December 31, 2007, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

        8.
        Not applicable.

        9.
        Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 23rd day of April, 2008.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ BEVERLY A. FREENEY
Name:	Beverly A. Freeney
Title:	Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of December 31, 2007

($000's)

12/31/2007
Assets
Cash and Balances Due From Depository Institutions	$480,658
Fixed Assets	82
Intangible Assets	78,244
Other Assets	39,083

Total Assets	$598,067
Liabilities
Other Liabilities	$22,129

Total Liabilities	$22,129
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	69,006

Total Equity Capital	$575,938
Total Liabilities and Equity Capital	$598,067

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association
By:	/s/ BEVERLY A. FREENEY
	Name:	Beverly A. Freeney
	Title:	Vice President

Date: April 23, 2008

QuickLinks

FORM T-1
U.S. Bank Trust National Association Statement of Financial Condition As of December 31, 2007 ($000's)